Prospectus Supplement

John Hancock Strategic Series (the Trust)

John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio (the fund)

Supplement dated June 29, 2023 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

At its meeting held on June 27-29, 2023, the Trust’s Board of Trustees approved changes to the fund’s investment objective effective as of October 1, 2023 (the Effective Date).

In connection with the change described above, as of the Effective Date, the “Investment objective” in the “Fund summary” section of the Summary Prospectus will be amended and restated in its entirety as follows:

To seek a high level of interest income exempt from federal income tax.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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